Rifaximin Treatment in Non-Constipation Irritable Bowel Syndrome William P. Forbes, PharmD Executive Vice President, R&D and Chief Development Officer Salix Pharmaceuticals, Inc. Exhibit 99.1

Forward-Looking Statement
Statements presented in this overview that are not
historical facts are forward-looking statements that
involve risks and uncertainties that could cause actual
results to differ materially from projected results.
Factors that could cause actual results to differ
materially include the risks and uncertainties of clinical
trials and regulatory review, anticipated losses and our
need to return to profitability, intellectual property risks specifically patent protection, competition from generic
products and otherwise, market acceptance of
approved products, and the need to acquire new
products. These and other relevant risks are detailed in
the Company’s Securities and Exchange Commission
filings.

DDW2010 Investor Event
Agenda
Introduction and Background
Bill Forbes, Pharm.D.
Executive Vice President, Research and Development and
Chief Development Officer
Salix Pharmaceuticals
TARGET 1 & 2 - Efficacy and Safety of Rifaximin 550 mg TID in the Treatment
of Patients with Non–Constipation IBS
Mark Pimentel, MD, FRCP (C)
Associate Professor of Medicine, Geffen School of Medicine at UCLA
Director, GI Motility Program, Cedars–Sinai Medical Center
Question and Answer
Philip Schoenfeld, MD, MSED, MSc
Associate Professor, Department of Internal Medicine
Division of Gastroenterology, The University of Michigan
Closing Remarks
Carolyn J. Logan
President & CEO, Salix Pharmaceuticals

Rifaximin US Regulatory Overview
Major Salix US Development Programs
Travelers’ Diarrhea
NDA 21-361
Approved May, 2004
XIFAXAN ®
200 mg tablets (TID)
Hepatic Encephalopathy
NDA 22-554
Approved March, 2010
XIFAXAN ®
550 mg tablets (BID)
Irritable Bowel Syndrome NDA: June, 2010 550 mg tablets (TID)

FDA Approved Drugs for IBS
IBS-C in women
Safety: mild diarrhea, nausea, dyspnea
Chloride-channel
activator
Amitiza
Lubiprostone
IBS-C in women
Marketing suspended
Safety:
Severe cardiovascular side effects
Contraindicated in  severe renal impairment
5-HT
4
agonist
Zelnorm
Tegaserod
Severe IBS-D in women not responding to
conventional therapy
Restricted access through Prescribing Program
Safety:
ischemic colitis & severe constipation
Increased risk of AEs associated with
increased exposure in hepatic impairment
Drug-Drug Interactions: CYP1A2 or CYP3A4
inhibitors
5-HT
3
antagonist
Lotronex
Alosetron
Efficacy / Safety Highlights Pharmacology Drug
Camilleri and Andresen (2009)

FDA / Salix IBS Regulatory Meetings
•
Primary Endpoint for TARGET 1 & 2
– Adequate relief of IBS Symptoms (SGA) during wks 3 – 6
•
Secondary Endpoints for TARGET 1 & 2 and Long-term Safety:
– Daily assessments of IBS Symptoms over 12 weeks
– Use of HE data for long-term continuous dosing safety
End of Ph 2
(Dec 2007)
Pre-NDA
(Dec 2009)
•
Primary Endpoint
– EOP2 Agreements will be the basis of NDA review
•
Exploratory analyses using proposed FDA endpoint
– Responder in both abdominal pain intensity and stool form
•
Safety database is adequate in size and exposure for NDA review
– 1103 IBS subjects
– 348 HE subjects (mean exposure = 364 days)
•
Co-primary Endpoints for Phase 2b
– Adequate relief of IBS Symptoms (SGA) & IBS related bloating
Pre-IND
(Oct 2005)

Comparative Rifaximin Exposure
Rifaximin exposure in IBS
–
Similar to exposure in healthy subjects
–
More than 520-fold lower than rifampin exposure
–
More than 460-fold lower than norfloxacin exposure
–
More than 66-fold lower than neomycin exposure
0.1
1
10
100
1000
10000
0 1 2 3 4 5 6 7 8
Time (h)
Rifampin 600 mg qd
Norfloxacin 400 mg
Neomycin 2 g
Rifaximin 550 mg
BID - HE
Rifaximin 550 mg
TID - healthy
Rifaximin 550 mg
TID - IBS

Rifaximin
Clinical Pharmacology Summary
•
Poorly absorbed (< 0.4%)
– Low solubility and permeability (BCS 4)
– P-glycoprotein efflux
– > 99% excreted unchanged in feces
– First-pass biliary clearance, minimal renal clearance
– One known metabolite (~2.5% of parent)
•
No known safety signals
– No inhibition of CYP450
– No clinically significant drug-drug interactions
– Nonclinical studies indicate no QT risk
• Clinical study will be conducted to confirm

DDW2010 Investor Event
Agenda
Introduction and Background
Bill Forbes, Pharm.D.
Executive Vice President, Research and Development and
Chief Development Officer
Salix Pharmaceuticals
TARGET 1 & 2 - Efficacy and Safety of Rifaximin 550 mg TID in the Treatment
of Patients with Non–Constipation IBS
Mark Pimentel, MD, FRCP (C)
Associate Professor of Medicine, Geffen School of Medicine at UCLA
Director, GI Motility Program, Cedars–Sinai Medical Center
Question and Answer
Philip Schoenfeld, MD, MSED, MSc
Associate Professor, Department of Internal Medicine
Division of Gastroenterology, The University of Michigan
Closing Remarks
Carolyn J. Logan
President & CEO, Salix Pharmaceuticals

Rifaximin Treatment for 2 Weeks Provides
Acute and Sustained Relief Over 12 Weeks
of IBS Symptoms in Non-Constipated
Irritable Bowel Syndrome: Results from 2
North American Phase 3 Trials,
TARGET 1 & 2
M Pimentel,
1
A Lembo,
2
WD Chey,
3
S Zakko, 4
Y Ringel, 5 S Mareya, 6 J Yu, 6 A Shaw, 6
E Bortey, 6 WP Forbes 6
1
Cedars-Sinai  Medical Center, Los Angeles, CA
2
Case Harvard Medical School, Boston, MA
3
University of Michigan Health System, Ann Arbor, MI
4
Connecticut Gastroenterology Institute, Bristol, CT
5
University of North Carolina at Chapel Hill, Chapel Hill, NC
6
Salix Pharmaceuticals, Inc., Morrisville, NC

Disclosures
• TARGET 1 and TARGET 2 were sponsored by
Salix Pharmaceuticals, Inc.
• Salix Pharmaceuticals is investigating rifaximin as
a potential new treatment option for IBS
• Rifaximin is not currently approved in the United
States for the treatment of IBS
• Dr. Pimentel was an investigator in the TARGET 2
study and has served as a consultant for Salix

Irritable Bowel Syndrome (IBS)
• IBS is a common chronic medical condition
characterized by symptoms of abdominal pain,
bloating, and altered bowel function in the absence of
structural, inflammatory or biochemical abnormalities
• For IBS patients
– It impairs health-related quality of life, leading to increased health resource utilization and reduced work productivity
• For Physicians
– IBS is the most common condition diagnosed by
gastroenterologists and the seventh most prevalent by all
physicians
– Therapeutic options are few and limited
• Thus, there is an unmet need for effective, safe and
well-tolerated therapies in IBS
1
Inadomi et. al., APT; 18 (7): 671-682, 2003.
1

Rationale for Antibiotics in IBS
• GI microbiota play a role in IBS
– Increased fermentation / gas
1
– SIBO
2
– Mucosal irritation / minimal Inflammation
3
– Altered stool bacterial composition
4
• Antibiotic therapy improves
– IBS symptoms
5,6
1
King, et al. Lancet 1998;352:1187-9.
2
Posserud, et al. Gut 2007;56:802-8.  Pimentel. Am J Gastro 2010;105:718-21.
3
King TS, et al. Lancet 1998;352:1187–9. Floch MH.Dig Liver Dis 2002;34(Suppl 2):S54–7. Barbara G, et al. Gut 2002;51(Suppl 1):i41–4.
4
Kassinen, et al. Gastroenterol 2007;133:24-33.
5
Pimentel, et al. Am J Gastro 2003;98:412-9.  Sharara, et al. Am J Gastro 2006;101:326-33.  Pimentel, et al. Ann Int Med 2006;145:557-63.
Lembo, et al. Gastro 2008;134:A550.
6
Pimentel, et al. Am J Gastro 2003;98:412-9. Lauritano et al. APT 2005 1;22(1):31-35

Rationale for Rifaximin in IBS
• Gut targeted
• Minimally absorbed
• Favorable safety /
tolerability
• Broad spectrum in vitro
antibacterial activity
• Low risk of antibiotic
resistance / drug interactions
• Effective in eradicating SIBO
1
• Demonstrated efficacy in IBS based on previous
studies
1
Rifaximin is not indicated by the FDA for treatment of SIBO.

TARGET 1 AND TARGET 2
• Two large scale, identically designed, randomized,
double-blind, placebo-controlled registered trials
• To study rifaximin 550mg or placebo TID for
14 days in non-constipation IBS
• Conducted in parallel in the U. S. and Canada
– TARGET 1: 95 centers (FPI, 06/04/08; LPO,08/17/09)
– TARGET 2: 84 centers (FPI, 06/26/08; LPO,08/11/09)
– Site participation unique to either TARGET 1 or 2

Key Entry Criteria
Inclusion
• 18 yrs of age with a colonoscopy within the last 2 years
• IBS confirmed by Rome II criteria
• Do not have adequate relief of IBS symptoms and IBS symptom of bloating
• Average daily symptom scores during screening
– Abdominal pain / discomfort (2 4.5; 7-point Likert scale)
– Bloating (2 4.5; 7-point Likert scale)
– Stool consistency ( 3.5; 5-point scale)
Exclusion
• History consistent with constipation predominant IBS
• History of IBD, diabetes, unstable thyroid disease, previous abdominal surgery, HIV, renal or hepatic disease
• Current use of alosetron, tegaserod, lubiprostone, antipsychotics, antispasmodics, antidepressants (except stable dose TCA or
SSR), warfarin, antidiarrheals, probiotics, narcotics; antibiotics within 14 days, rifaximin within 60 days

IBS-Related Bloating
Subject’s Global Assessment (SGA) IBS
Weekly Outcome Measures
Yes  /  No
In regards to your IBS symptoms, compared to the way
you felt before you started study medication, have you,
in the past 7 days, had adequate relief of your IBS
symptoms?
Yes  /  No
In regards to your IBS symptom of bloating, compared to
the way you felt before you started study medication,
have you, in the past 7 days, had adequate relief of
your symptom of bloating?

4 = loose
5 = watery
1 = very hard
2 = hard
3 = formed
On a scale of 1-5, what was the overall stool form of your
bowel movements today?
0 = not at all
1 = hardly
2 = somewhat
3 = moderately
4 = a good deal
5 = a great deal
6 = a very great deal
In regards to all your symptoms of IBS; on a scale of 0-6,
how bothersome were your symptoms of IBS today?
In regards to your specific IBS symptom of bloating; on a
scale of 0-6, how bothersome was your IBS-related
bloating today?
In regards to your specific IBS symptom of abdominal pain
and discomfort; on a scale of 0-6, how bothersome was
your IBS-related abdominal pain and discomfort today?
How many bowel movements did you have today?
(whole number)
Have you felt or experienced a sense of urgency today
with any of your bowel movements?
Yes  /  No
Daily Outcome Measures

SGA-IBS weekly
77 63 49 35 21 84 70 56 42 28 14 7 1 Day -13
IBS bloating weekly
IBS symptoms daily
QOL
AEs & conmeds
Vital signs
Laboratory tests
PEs
Diary
Eligibility
Period
No study
medication
Primary
Evaluation Period
Randomize
1:1
EOS
Rfx 550 mg
or
placebo
TID
10-Week Post-Treatment Phase
14-Day DB
Treatment
Screening
Phase
Study Design
TARGET 1 and TARGET 2

Definition of Responder
This was determined in 3 ways:
1. Based on Weekly Question
– Subject’s Global Assessment of IBS
– IBS-Bloating
2. Based on Daily Questions (SGA-IBS, IBS-Bloating, Abdominal Pain)
– Weekly responder: rated symptoms (7-point scale) as either
• 0 (not at all) or 1 (hardly) 50% of days in a given week;
OR
• 0 (not at all), 1 (hardly) or 2 (somewhat) 100% of days in a given week
3. Based on New FDA Draft Guidance Endpoint
– Using daily question for weekly response: both abdominal pain and stool consistency
• 30% decrease in mean abdominal pain score from baseline and a weekly mean stool consistency score of < 4 (5 point scale) in a given week
Subjects were responders in a given month if they had
a positive response during 2 out of 4 weeks

Primary and Key Secondary Endpoints
Primary Endpoint
– Adequate relief for SGA-IBS during the primary
evaluation period (weeks 3 - 6)
Key Secondary Endpoint
– Adequate relief of IBS bloating during the primary
evaluation period (weeks 3 - 6)

Patient Disposition
Intent-to-Treat Population
Intent-to-Treat:
N = 1258
TARGET 2
n = 635
TARGET 1
n = 623
Discontinuation:
n=26 (8.4%)
•Adverse event:
n=8
•Patient request:
n=8
•Lost to FU:
n=8
•Other:
n=2
Placebo
n = 314
Placebo
n = 320
Discontinuation:
n=22 (7.0%)
•Adverse event:
n=7
•Patient request:
n=8
•Lost to FU:
n=7
•Other:
n=0
Discontinuation:
n=15 (4.7%)
•Adverse event:
n=0
•Patient request:
n=6
•Lost to FU:
n=6
•Other:
n=3
Discontinuation:
n=19 (5.9%)
•Adverse event:
n=2
•Patient request:
n=8
•Lost to FU:
n=6
•Other:
n=3
Rifaximin
n = 309
Rifaximin
n = 315

Demographics
Intent-to-Treat Population
302 (94) 282 (90) 280 (89) 281 (91) White Race, n (%)
18 (6) 33 (10) 34 (11) 28 (9) Non-White
286 (91)
29 (9)
227 (72)
88 (28)
30 (10)
285 (90)
46 (14)
Rifaximin
(n=315)
292 (93)
22 (7)
222 (71)
92 (29)
38 (12)
276 (88)
46 (15)
Placebo
(n=314)
291 (91) 297 (96)
Not Hispanic or
Latino
12 (4)
235 (76)
74 (24)
34 (11)
275 (89)
46 (15)
Rifaximin
(n=309)
Female
Male
Hispanic or Latino
65 years
< 65 years
29 (9) Ethnicity, n (%)
225 (70)
95 (30) Sex, n (%)
37 (12)
283 (88) Age group, n (%)
46 (15) Mean age, y (SD)
Placebo
(n=320) Characteristic
TARGET 1 TARGET 2
No difference was seen between groups or studies

Baseline IBS Characteristics
Intent-to-Treat Population
Percentage of days with sense of
urgency, mean (SD)
Average daily bowel movements,
mean (SD)
Average daily
scores,
mean (SD)
Duration of IBS symptoms, yr (SD)
Characteristic
3.0 (1.5) 3.0 (1.6) 3.0 (1.4) 2.9 (1.3)
82.2 (22.5) 81.3 (22.8) 82.9 (22.3) 81.8 (22.3)
3.9 (0.3) 3.9 (0.3) 3.9 (0.3) 3.9 (0.3) Stool consistency
3.3 (0.7) 3.2 (0.7) 3.3 (0.7) 3.3 (0.8) Bloating
3.3 (0.7) 3.3 (0.7) 3.2 (0.7) 3.3 (0.7) Ab pain & discomfort
3.4 (0.7) 3.4 (0.7) 3.4 (0.7) 3.4 (0.7) IBS symptoms
10.8 (10.2)
Rifaximin
(n=315)
11.4 (11.9)
Placebo
(n=314)
11.9 (10.5)
Rifaximin
(n=309)
11.8 (10.4)
Placebo
(n=320)
TARGET 1 TARGET 2
No difference was seen between groups or studies

Primary Endpoint
SGA IBS
41
41
41
32
32
31
0
10
20
30
40
50
TARGET 1 TARGET 2 Combined Data
p = 0.0125 p = 0.0263 p = 0.0008
Responder: Patient responding ‘yes’ to adequate relief of SGA-IBS weekly question for 2 of the 4 weeks during weeks 3 - 6
Rifaximin
Placebo

40
41
40
29
32
30
0
10
20
30
40
50
TARGET 1 TARGET 2 Combined Data
p = 0.0045 p = 0.0167 p = 0.0002
Key Secondary Endpoint
IBS Bloating
Responder: Patients who responded ‘yes’ to adequate relief of IBS-bloating weekly question for 2 of the 4 weeks during weeks 3 - 6
Rifaximin
Placebo

Consistency Across Endpoints
Weeks 3 Through 6
IBS Bloating
Weekly
SGA-IBS
Weekly
Efficacy
Outcome
0.0002 (1.23,1.96) 1.56 Combined
0.0167 (1.08,2.06) 1.49 TARGET 2
0.0045 (1.16,2.27) 1.62 TARGET 1
0.0008 (1.18,1.88) 1.49 Combined
0.0263 (1.05,2.01) 1.45 TARGET 2
0.0125 (1.10,2.12) 1.53 TARGET 1
p- value
(95% CI)
Odds
Ratio Study
IBS Bloating
Weekly
SGA-IBS
Weekly
Efficacy
Outcome
0.0002 (1.23,1.96) 1.56 Combined
0.0167 (1.08,2.06) 1.49 TARGET 2
0.0045 (1.16,2.27) 1.62 TARGET 1
0.0008 (1.18,1.88) 1.49 Combined
0.0263 (1.05,2.01) 1.45 TARGET 2
0.0125 (1.10,2.12) 1.53 TARGET 1
p- value
(95% CI)
Odds
Ratio Study
Key
Secondary
Primary
Odds Ratio and 95% CI
0.0 0.5 1.0 1.5 2.0 2.5
Favors Placebo
Favors Rifaximin
0.0009 (1.17,1.84) 1.47 Combined
0.0077 (1.12,2.13) 1.55 TARGET 2
0.0401 (1.02,1.92) 1.40 TARGET 1
Ab Pain & Stool
Daily (FDA)
Stool Consist.
Daily (FDA)
Ab Pain Daily
(FDA)
<0.0001 (1.31,2.14) 1.67 Combined
0.0096 (1.12,2.21) 1.57 TARGET 2
0.0015 (1.25,2.59) 1.80 TARGET 1
0.0009 (1.17,1.83) 1.46 Combined
0.0194 (1.06,2.00) 1.46 TARGET 2
0.0157 (1.08,2.03) 1.48 TARGET 1
0.0009 (1.17,1.84) 1.47 Combined
0.0077 (1.12,2.13) 1.55 TARGET 2
0.0401 (1.02,1.92) 1.40 TARGET 1
Ab Pain & Stool
Daily (FDA)
Stool Consist.
Daily (FDA)
Ab Pain Daily
(FDA)
<0.0001 (1.31,2.14) 1.67 Combined
0.0096 (1.12,2.21) 1.57 TARGET 2
0.0015 (1.25,2.59) 1.80 TARGET 1
0.0009 (1.17,1.83) 1.46 Combined
0.0194 (1.06,2.00) 1.46 TARGET 2
0.0157 (1.08,2.03) 1.48 TARGET 1
FDA
Proposed
IBS Ab Pain
Daily
IBS Bloating
Daily
SGA-IBS Daily
0.0028 (1.13,1.78) 1.42 Combined
0.0232 (1.05,2.03) 1.46 TARGET 2
0.0255 (1.05,2.02) 1.45 TARGET 1
0.0004 (1.21,1.92) 1.52 Combined
0.0008 (1.26,2.44) 1.76 TARGET 2
0.0486 (1.01,1.97) 1.41 TARGET 1
<0.0001 (1.28,2.04) 1.61 Combined
0.0072 (1.13,2.24) 1.59 TARGET 2
0.0009 (1.26,2.47) 1.76 TARGET 1
IBS Ab Pain
Daily
IBS Bloating
Daily
SGA-IBS Daily
0.0028 (1.13,1.78) 1.42 Combined
0.0232 (1.05,2.03) 1.46 TARGET 2
0.0255 (1.05,2.02) 1.45 TARGET 1
0.0004 (1.21,1.92) 1.52 Combined
0.0008 (1.26,2.44) 1.76 TARGET 2
0.0486 (1.01,1.97) 1.41 TARGET 1
<0.0001 (1.28,2.04) 1.61 Combined
0.0072 (1.13,2.24) 1.59 TARGET 2
0.0009 (1.26,2.47) 1.76 TARGET 1
Other
Secondary

Daily SGA IBS Symptoms
Change from Baseline at Wks 1 through 12
Change from Baseline in Average Daily Score of IBS Symptoms by
Week - ITT Population (Combined Data)
-1.10
-1.00
-0.90
-0.80
-0.70
-0.60
-0.50
-0.40
-0.30
-0.20
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Rifaximin
Placebo
p-value < 0.050
Mean baseline = 3.39
2wk
treatment
10wk post-
treatment

Rifaximin
Placebo
p-value < 0.050
2wk
treatment
10wk post-
treatment
Change From Baseline in Daily IBS Symptom of
Bloating by Week - ITT Population (Combined Data))
-1.10
-1.00
-0.90
-0.80
-0.70
-0.60
-0.50
-0.40
-0.30
-0.20
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Mean baseline = 3.27
Daily IBS Bloating
Change from Baseline at Wks 1 through 12

Rifaximin
Placebo
p-value < 0.050
2wk
treatment
10wk post-
treatment
Change From Baseline in Daily IBS Symptom of Abdominal Pain &
Discomfort by Week - ITT Population (Combined Data)
-1.10
-1.00
-0.90
-0.80
-0.70
-0.60
-0.50
-0.40
-0.30
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Daily IBS Abdominal Pain
Change from Baseline at Wks 1 through 12
Mean baseline = 3.26

Consistency Across Endpoints
Entire 3 Months
Favors Placebo Favors Rifaximin
Odds Ratio and 95% CI
0.0014 (1.14, 1.72) 1.40 Combined
0.0141 (1.08, 1.92) 1.44 TARGET 2
0.0396 (1.01, 1.83) 1.36 TARGET 1
Ab Pain & Stool
Daily (FDA)
IBS Bloating
Weekly
p-value
(95% CI)
Odds
Ratio
Study
Efficacy
Outcome
<0.0001 (1.27, 1.97) 1.58 Combined
0.0114 (1.09, 2.00) 1.48 TARGET 2
Stool Consist.
Daily (FDA)
0.0009 (1.24, 2.33) 1.70 TARGET 1
0.0058 (1.09, 1.64) 1.33 Combined
0.0298 (1.03, 1.83) 1.37 TARGET 2
0.0725 (0.98, 1.75) 1.31 TARGET 1
Ab Pain Daily
(FDA)
0.0118 (1.06, 1.61) 1.31 Combined
0.0435 (1.01, 1.81) 1.35 TARGET 2
IBS Ab Pain
Daily
0.0495 (1.00, 1.83) 1.35 TARGET 1
<0.0001
(1.24, 1.89) 1.53 Combined
0.0008 (1.24, 2.25) 1.67 TARGET 2
0.0103 (1.10, 2.04) 1.50 TARGET 1
IBS Bloating
Daily
0.0003 (1.20, 1.83) 1.48 Combined
0.0127 (1.09, 1.99) 1.47 TARGET 2
SGA-IBS Daily
0.0025 (1.18, 2.18) 1.60 TARGET 1
0.0011 (1.15, 1.75) 1.42 Combined
0.0031 (1.16, 2.09) 1.56 TARGET 2
0.1042 (0.95, 1.73) 1.28 TARGET 1
0.0007 (1.17, 1.77) 1.44 Combined
0.0053 (1.13, 2.03) 1.52 TARGET 2
SGA-IBS
Weekly
0.0477 (1.00, 1.82) 1.35 TARGET 1
0.0014 (1.14, 1.72) 1.40 Combined
0.0141 (1.08, 1.92) 1.44 TARGET 2
0.0396 (1.01, 1.83) 1.36 TARGET 1
Ab Pain & Stool
Daily (FDA)
IBS Bloating
Weekly
p-value
(95% CI)
Odds
Ratio
Study
Efficacy
Outcome
<0.0001 (1.27, 1.97) 1.58 Combined
0.0114 (1.09, 2.00) 1.48 TARGET 2
Stool Consist.
Daily (FDA)
0.0009 (1.24, 2.33) 1.70 TARGET 1
0.0058 (1.09, 1.64) 1.33 Combined
0.0298 (1.03, 1.83) 1.37 TARGET 2
0.0725 (0.98, 1.75) 1.31 TARGET 1
Ab Pain Daily
(FDA)
0.0118 (1.06, 1.61) 1.31 Combined
0.0435 (1.01, 1.81) 1.35 TARGET 2
IBS Ab Pain
Daily
0.0495 (1.00, 1.83) 1.35 TARGET 1
<0.0001
(1.24, 1.89) 1.53 Combined
0.0008 (1.24, 2.25) 1.67 TARGET 2
0.0103 (1.10, 2.04) 1.50 TARGET 1
IBS Bloating
Daily
0.0003 (1.20, 1.83) 1.48 Combined
0.0127 (1.09, 1.99) 1.47 TARGET 2
SGA-IBS Daily
0.0025 (1.18, 2.18) 1.60 TARGET 1
0.0011 (1.15, 1.75) 1.42 Combined
0.0031 (1.16, 2.09) 1.56 TARGET 2
0.1042 (0.95, 1.73) 1.28 TARGET 1
0.0007 (1.17, 1.77) 1.44 Combined
0.0053 (1.13, 2.03) 1.52 TARGET 2
SGA-IBS
Weekly
0.0477 (1.00, 1.82) 1.35 TARGET 1
Key
Secondary
Primary
Other
Secondary
FDA
Proposed
0.0 0.5 1.0 1.5 2.0 2.5

Inter-Item Correlation of Convergent Validity
Results Regardless of Treatment Assignment
0.43 0.90 0.71 0.55 0.77 0.58
Daily Ab Pain
(FDA)
--- 0.58 0.41 0.37 0.49 0.41
Daily Stool
Form (FDA)
--- 0.66 0.54 0.72 0.60
Daily Ab Pain &
Stool (FDA)
--- 0.62 0.83 0.55
Daily Bloating
--- 0.58 0.78
Weekly
Bloating
--- 0.62
Daily SGA IBS
Daily
Stool
Form
(FDA)
Daily Ab
Pain &
Stool
(FDA)
Daily
Bloating
Weekly
Bloating
Daily
SGA IBS
Weekly
SGA IBS
Spearman’s rank correlation of 0.4 indicates convergent validity and a correlation of < 0.3 indicates divergent validity

Rifaximin Safety Profile
n (%) n (%)
0
6 (1.0)
2 (0.3)
178 (28.5)
Rifaximin
(n=624)
0
Deaths
6 (0.9)
AEs resulting in discontinuation
SAEs
Any AEs
8 (0.8)
188 (29.7)
Placebo
(n=634)
•
Common AEs: headache (rifaximin 4%, placebo 4%), abdominal pain (3%,
3%), nausea (3%, 2%), nasopharyngitis (1%, 3%) and upper respiratory tract infection (1%, 2%)
•
Most AEs were mild or moderate in intensity
•
No AEs of
C. difficile
associated diarrhea or ischemic colitis
Combined Data from TARGET 1 and TARGET 2

Conclusions
TREATMENT EFFICACY
• Rifaximin 550 mg TID for 14 days produced a significant improvement in non-constipation IBS in TARGET 1 and TARGET 2 for the following endpoints:
– Primary- SGA-IBS
– Key and other secondary endpoints- IBS-related bloating, abdominal pain, stool consistency
– New FDA proposed endpoint- Abdominal pain and stool consistency
DURABLE RELIEF
• Response to rifaximin was sustained for up to 3 months
SAFETY
• No differences in reported adverse events were observed between rifaximin and placebo

DDW2010 Investor Event
Agenda
Introduction and Background
Bill Forbes, Pharm.D.
Executive Vice President, Research and Development and
Chief Development Officer
Salix Pharmaceuticals
TARGET 1 & 2 -
Efficacy and Safety of Rifaximin 550 mg
TID in the Treatment
of Patients with Non–Constipation IBS
Mark Pimentel, MD, FRCP (C)
Associate Professor of Medicine, Geffen School of Medicine at UCLA
Director, GI Motility Program, Cedars–Sinai Medical Center
Question and Answer
Philip Schoenfeld, MD, MSED, MSc
Associate Professor, Department of Internal Medicine
Division of Gastroenterology, The University of Michigan
Closing Remarks
Carolyn J. Logan
President & CEO, Salix Pharmaceuticals

DDW2010 Investor Event
Agenda
Introduction and Background
Bill Forbes, Pharm.D.
Executive Vice President, Research and Development and
Chief Development Officer
Salix Pharmaceuticals
TARGET 1 & 2 -
Efficacy and Safety of Rifaximin 550 mg
TID in the Treatment
of Patients with Non–Constipation IBS
Mark Pimentel, MD, FRCP (C)
Associate Professor of Medicine, Geffen School of Medicine at UCLA
Director, GI Motility Program, Cedars–Sinai Medical Center
Question and Answer
Philip Schoenfeld, MD, MSED, MSc
Associate Professor, Department of Internal Medicine
Division of Gastroenterology, The University of Michigan
Closing Remarks
Carolyn J. Logan
President & CEO, Salix Pharmaceuticals